UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2024
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Savers Value Village, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State of Incorporation)	001-41733 (Commission File Number)	83-4165683 (I.R.S. Employer Identification Number)
11400 S.E. 6th Street, Suite 125 Bellevue, WA 98004
(Address of principal executive offices and zip code)
(425) 462-1515
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.000001	SVV	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.
On June 27, 2024, Evergreen Acqco GP LLC, S-Evergreen Holding Corp., Evergreen AcqCo 1 LP (the “US Borrower”), Value Village Canada Inc. (the “Canadian Borrower” and, together with the US Borrower, the “Company”) and certain of their subsidiaries entered into an amendment (the “Fourth Amendment”) to the Company’s Credit Agreement, dated as of April 26, 2021 (as amended from time to time, including by that certain First Amendment, dated as of November 8, 2021, that certain Second Amendment, dated as of November 23, 2022, and that certain Third Amendment, dated as of January 30, 2024, the “Existing Credit Agreement”, the Existing Credit Agreement as amended by the Fourth Amendment, the “Credit Agreement”), among the Company, S-Evergreen Holding Corp., Evergreen Acqco GP LLC, the lenders party thereto, the subsidiary guarantors party thereto, KKR Loan Administration Services LLC, as administrative agent and collateral agent, and PNC Bank, National Association, as revolving agent.
Among other things, the Fourth Amendment (i) replaces the CDOR Rate (as defined in the Existing Credit Agreement) in the Existing Credit Agreement with Term CORRA (as defined in the Credit Agreement) for all purposes under the Credit Agreement and under any other Loan Document (as defined in the Credit Agreement), and (ii) establishes an Incremental Revolving Facility (as defined in the Credit Agreement) in an aggregate principal amount of $50,000,000.00.
The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.
Item 9.01 - Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1
Fourth Amendment to Credit Agreement, dated as of June 27, 2024, by and among Evergreen Acqco 1 LP, as US Borrower, Value Village Canada Inc., as Canadian Borrower, S-Evergreen Holding Corp., as Holdings, Evergreen Acqco GP LLC, as Holdings GP, the other Guarantors party thereto, KKR Loan Administration Services LLC, as Administrative Agent and Collateral Agent and PNC Bank, National Association, as revolving agent.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVERS VALUE VILLAGE, INC.

Date:	June 28, 2024	By:
		Name:	Richard Medway
		Title:	General Counsel, Chief Compliance Officer, Chief Sustainability Officer and Secretary